UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2016, SAExploration Holdings, Inc. (the “Company”) issued a press release announcing the commencement of an exchange offer and consent solicitation related to the Company’s outstanding 10.000% Senior Secured Notes due 2019 (the “Existing Notes”). The Company is offering to exchange any and all of the Existing Notes held by eligible holders for up to (i) $70,000,000 principal amount of the Company’s new 10.000% Senior Secured Second Lien Notes due 2019 (the “New Notes”) and (ii) 6,497,979 newly issued shares (the “Shares”) of the Company’s common stock, upon the terms and subject to the conditions set forth in the Company’s Exchange Offer Memorandum and Consent Solicitation Statement and related Letter of Transmittal and Consent, each dated June 24, 2016. Concurrently with the exchange offer, the Company is soliciting consents from holders of the Existing Notes to adopt certain proposed amendments to the Indenture under which the Existing Notes were issued, the existing Intercreditor Agreement and related collateral and security agreements relating to the Existing Notes. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The New Notes, related guarantees and Shares to be issued have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

Factors that could cause actual results to vary materially from the Company’s expectations include the following:

•	the ability to satisfy, or effectively waive, the conditions to the exchange offer and consent solicitation;

•	the ability to succeed in and the timing to complete any of the restructuring and recapitalization transactions described in this report;

•	the ability to effectively manage the Company’s operations during the significant cash flow and liquidity difficulties it is currently experiencing;

•	negative events or publicity associated with the Company’s restructuring and recapitalization transactions;

•	the ability to negotiate the definitive documentation with respect to the restructuring transactions or to do so effectively;

•	the negative consequences if the Company is unsuccessful in achieving a successful restructuring transaction and must file for bankruptcy;

•	the negative consequences if the Company is successful in achieving a restructuring transaction, including the possibility of significant dilution to the Company’s existing stockholders;

•	developments with respect to the Alaskan oil and natural gas exploration tax credit system that may continue to affect the willingness of third parties to participate in financing and monetization transactions and the Company’s ability to timely monetize tax credits that have been assigned to it by its customer;

•	changes in the Alaskan oil and natural gas exploration tax credit system that may significantly affect the level of Alaskan exploration spending;

•	fluctuations in the levels of exploration and development activity in the oil and natural gas industry;

•	intense industry competition;

•	limited number of customers;

•	credit and delayed payment risks related to the Company’s customers;

•	the availability of liquidity and capital resources, including the Company’s ability to make capital expenditures due to its current liquidity and cash flow situation and the potential impact this has on the Company’s business and competitiveness;

•	need to manage rapid growth and contraction of the Company’s business;

•	delays, reductions or cancellations of service contracts;

•	operational disruptions due to seasonality, weather and other external factors;

•	crew availability and productivity;

•	whether the Company enters into turnkey or term contracts;

•	high fixed costs of operations;

•	substantial international business exposing the Company to currency fluctuations and global factors, including economic, political and military uncertainties;

•	ability to retain key executives; and

•	need to comply with diverse and complex laws and regulations.

You should refer to the risk factors from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by the Company’s Annual Report on Form 10-K/A filed on April 29, 2016 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2016	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 24, 2016